UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 9, 2005

                        Commission File Number: 333-11625

                              --------------------


                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST

  -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Delaware                                       94-3240473
   -----------------------------------------         ----------------------
   (State or other Jurisdiction                        (I.R.S. Employer
          of incorporation)                          Identification Number)

       100 Pine Street
       Suite 2450
       San Francisco, California                            94111
   -----------------------------------------         ----------------------
       (Address of principal executive office)            (zip code)

                                 (415) 288-9575
   ------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange
    Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))

Item 8.01          Other Event

On August 9, 2005, Capital Alliance Income Trust, Ltd. announced its deferred decision on dividends. A copy of the press release is attached as Exhibit 99.1.

Exhibit 99.1       Press release dated August 9, 2005.


Press Release
                       CAPITAL ALLIANCE INCOME TRUST LTD.
                          DEFERS DECISION ON DIVIDENDS

SAN FRANCISCO - (BUSINESS WIRE) August 9, 2005 - Capital Alliance Income Trust Ltd. ("CAIT") (AMEX: CAA news) a residential mortgage REIT announced that the Board of Directors has deferred a decision on the August Preferred Share and quarterly Common Share dividends until the second quarter 10-QSB is approved for filing with the Securities and Exchange Commission ("SEC"). In mid-August CAIT's Board of Directors will meet to review the second quarter's 10-QSB.

Last month CAIT announced the appointment of new auditors. CAIT's management expects to file a 12-b-25 with the SEC, allowing five additional days to file the second quarter's 10-QSB, in order to provide the new auditors with sufficient time to review the quarterly filing. The second quarter filing is scheduled to occur on or before August 22, 2005.

CAIT again reiterated that the current interest rate environment, increased competition and regulatory requirements are negatively impacting the REIT's operating performance. Since last summer, average margins have declined, due to a flatter yield curve and increased competition. Also, the regulatory costs in time, energy and dollars of the post Sarbanes-Oxley environment have been disproportionately costly for a small company.

CAIT, a specialty residential lender, invests in conforming and high-yielding, non-conforming residential mortgage loans on one-to-four-unit-residential properties located primarily in California and other western states. Only residential loans with a combined loan-to-value of 75% or less are retained in CAIT's portfolio of mortgage investments.

This document may contain "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. CAIT's actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of CAIT's investments and unforeseen factors. As discussed in CAIT's filings with the Securities and Exchange Commission, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable investments, fluctuations in and market expectations for fluctuations in interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, the liquidity of secondary markets and credit markets, increases in costs and other general competitive factors.

Contact:     Capital Alliance Income Trust Ltd., San Francisco
             Richard J. Wrensen, Executive Vice President and CFO, 415/288-9575 rwrensen@calliance.com www.calliance.com

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                  CAPITAL ALLIANCE INCOME TRUST, LTD.,
                  A Real Estate Investment Trust


Dated: August 10, 2005                        By: /s/ Richard Wrensen
                                                  ----------------------
                                                  Richard J. Wrensen,
                                                  Chief Financial Officer